EXHIBIT 23.2
                                                                    ------------



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Automatic Data Processing, Inc. and subsidiaries on Form S-8 of our reports dated August 13, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of Automatic Data Processing, Inc. and subsidiaries for the year ended June 30, 2001.




/s/ Deloitte & Touche LLP
-------------------------

Deloitte & Touche LLP

New York, New York
June 14, 2002